                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------

               Date of Report (Date of earliest event reported):
               -------------------------------------------------
                               NOVEMBER 20, 2001


                                PLUG POWER INC.
                                ---------------
               (Exact name of registrant as specified in charter)


        DELAWARE                       00027527                  22-3672377
        --------                       --------                  ----------
(State or other jurisdiction   (Commission file number)        (IRS employer
   of incorporation)                                         identification no.)


                 968 ALBANY-SHAKER ROAD, LATHAM, NEW YORK 12110
                 ----------------------------------------------
              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 782-7700
                                                           --------------

ITEM 4. Changes in Registrant's Certifying Accountant

(a) On November 20, 2001, Plug Power Inc. (the "Company") dismissed PricewaterhouseCoopers LLP as its independent accountants. The Company's Board of Directors, upon recommendation of its Audit Committee, has approved another independent public accounting firm, subject to such firm's normal client acceptance processes and procedures, and the Company intends to file a Form 8-K upon completion of this process.

(b) The reports of PricewaterhouseCoopers LLP on the Company's consolidated financial statements for each of the two years in the period ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) During the two years in the period ended December 31, 2000, and the subsequent interim period preceding the dismissal of PricewaterhouseCoopers LLP on November 20, 2001, there were no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused the firm to make reference to the matter of the disagreement in their reports.

(d) During the two years in the period ended December 31, 2000, and the subsequent interim period preceding the dismissal of PricewaterhouseCoopers LLP on November 20, 2001, no reportable events occurred in connection with the relationship between PricewaterhouseCoopers LLP and the Company.

(e) The Company has requested PricewaterhouseCoopers LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as Exhibit 16.1 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                        PLUG POWER INC.


Dated: November 28, 2001                By: /S/ W. MARK SCHMITZ
                                            -------------------------------
                                            Name:  W. Mark Schmitz
                                            Title: Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.        Description

16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission